DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                     $ 8,877.73

 (B)  Plus Premium Paid in Year 5                                       3,250.00

 (C)  Minus Premium Load                                                  203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                    ------------

 (D)  Policy Value at the Beginning of Year 5, Month 1               $ 11,924.60
      [ A + B - C ]

 (E)  Minus COI Charges                                                    89.84
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.16 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 48.91 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                    ------------

 (I)  Policy Value at the End of Year 5, Month 1                     $ 11,868.51
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 11,868.51

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                ----------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 7,022.76
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                               1.30

 (3)  Face Amount                                                    250,000.00

 (4)  Surrender Charge Percentage                                          100%
                                                                ----------------

 (5)  Surrender Charge                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1               $ 11,868.51

 (N) Applicable Percentage 1.91
                                                            ---------------

 (O)  Minimum Death Benefit                                    $ 22,668.85
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                            ---------------

 (Q)  Death Benefit at the End of Year 5, Month 1             $ 250,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,877.73      $ 3,250.00       $ 203.13      $ 11,924.60      $89.84     $10.00      $ 5.16      $ 11,868.51
    2            11,868.51               -              -        11,868.51       89.86      10.00        6.90        11,810.42
    3            11,810.42               -              -        11,810.42       89.88      10.00        6.86        11,752.11
    4            11,752.11               -              -        11,752.11       89.90      10.00        6.83        11,693.57
    5            11,693.57               -              -        11,693.57       89.93      10.00        6.79        11,634.79
    6            11,634.79               -              -        11,634.79       89.95      10.00        6.76        11,575.78
    7            11,575.78               -              -        11,575.78       89.97      10.00        6.73        11,516.54
    8            11,516.54               -              -        11,516.54       89.99      10.00        6.69        11,457.07
    9            11,457.07               -              -        11,457.07       90.02      10.00        6.66        11,397.36
   10            11,397.36               -              -        11,397.36       90.04      10.00        6.62        11,337.42
   11            11,337.42               -              -        11,337.42       90.06      10.00        6.59        11,277.24
   12            11,277.24               -              -        11,277.24       90.08      10.00        6.55        11,216.83


----------------------------------------------------------------------

                               End of                         End of
                                Month                          Month
                    Face        Death      Surrender       Surrender
  Month           Amount      Benefit         Charge           Value
---------------------------------------------------------------------
    1           $250,000     $250,000      $4,845.75       $7,022.76
    2            250,000      250,000       4,845.75        6,964.67
    3            250,000      250,000       4,845.75        6,906.36
    4            250,000      250,000       4,845.75        6,847.82
    5            250,000      250,000       4,845.75        6,789.04
    6            250,000      250,000       4,845.75        6,730.03
    7            250,000      250,000       4,845.75        6,670.79
    8            250,000      250,000       4,845.75        6,611.32
    9            250,000      250,000       4,845.75        6,551.61
   10            250,000      250,000       4,845.75        6,491.67
   11            250,000      250,000       4,845.75        6,431.49
   12            250,000      250,000       4,845.75        6,371.08

DEATH BENEFIT OPTION 2

Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                   $ 8,780.13

 (B)  Plus Premium Paid in Year 5                                     3,250.00

 (C)  Minus Premium Load                                                203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                  -------------

 (D)  Policy Value at the Beginning of Year 5, Month 1             $ 11,827.00
      [ A + B - C ]

 (E)  Minus COI Charges                                                  94.34
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.10 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 48.49 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                  -------------

 (I)  Policy Value at the End of Year 5, Month 1                   $ 11,766.05
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                  $ 11,766.05

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                --------------

 (L)  Surrender Value at the End of Year 5, Month 1                $ 6,920.30
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                           $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                             1.30

 (3)  Face Amount                                                  250,000.00

 (4)  Surrender Charge Percentage                                        100%
                                                                --------------

 (5)  Surrender Charge                                             $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                     $ 11,766.05

 (N) Applicable Percentage 1.91
                                                                  --------------

 (O)  Minimum Death Benefit                                          $ 22,473.16
      [ M * N ]

 (P)  Death Benefit 261,766.05 [Face Amount + Policy Value]
                                                                  --------------

 (Q)  Death Benefit at the End of Year 5, Month 1                   $ 261,766.05
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,780.13      $ 3,250.00       $ 203.13      $ 11,827.00      $94.34     $10.00      $ 5.10      $ 11,766.05
    2            11,766.05               -              -        11,766.05       94.34      10.00        6.84        11,703.10
    3            11,703.10               -              -        11,703.10       94.34      10.00        6.80        11,639.93
    4            11,639.93               -              -        11,639.93       94.34      10.00        6.76        11,576.53
    5            11,576.53               -              -        11,576.53       94.34      10.00        6.73        11,512.90
    6            11,512.90               -              -        11,512.90       94.34      10.00        6.69        11,449.05
    7            11,449.05               -              -        11,449.05       94.34      10.00        6.65        11,384.98
    8            11,384.98               -              -        11,384.98       94.34      10.00        6.61        11,320.68
    9            11,320.68               -              -        11,320.68       94.34      10.00        6.58        11,256.14
   10            11,256.14               -              -        11,256.14       94.34      10.00        6.54        11,191.38
   11            11,191.38               -              -        11,191.38       94.34      10.00        6.50        11,126.39
   12            11,126.39               -              -        11,126.39       94.34      10.00        6.46        11,061.17


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $261,766      $4,845.75       $6,920.30
    2          250,000     $261,703       4,845.75        6,857.35
    3          250,000     $261,640       4,845.75        6,794.18
    4          250,000     $261,577       4,845.75        6,730.78
    5          250,000     $261,513       4,845.75        6,667.15
    6          250,000     $261,449       4,845.75        6,603.30
    7          250,000     $261,385       4,845.75        6,539.23
    8          250,000     $261,321       4,845.75        6,474.93
    9          250,000     $261,256       4,845.75        6,410.39
   10          250,000     $261,191       4,845.75        6,345.63
   11          250,000     $261,126       4,845.75        6,280.64
   12          250,000     $261,061       4,845.75        6,215.42

DEATH BENEFIT OPTION 3

Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                     $ 8,742.50

 (B)  Plus Premium Paid in Year 5                                       3,250.00

 (C)  Minus Premium Load                                                  203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                 ---------------

 (D)  Policy Value at the Beginning of Year 5, Month 1               $ 11,789.37
      [ A + B - C ]

 (E)  Minus COI Charges                                                    96.01
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.11 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 48.32 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                 ---------------

 (I)  Policy Value at the End of Year 5, Month 1                     $ 11,726.57
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 11,726.57

 (K)  Less Surrender Charge 4,845.75 (see calculation below)
                                                                  --------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 6,880.82
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                               1.30

 (3)  Face Amount                                                    250,000.00

 (4)  Surrender Charge Percentage                                          100%
                                                                  --------------

 (5)  Surrender Charge                                               $ 4,845.75
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1              $ 11,726.57

 (N) Applicable Percentage 1.91
                                                         -----------------

 (O)  Minimum Death Benefit                                   $ 22,397.75
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                         -----------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1            $ 266,250.00
      [ Maximum of O and P ]


Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 8,742.50      $ 3,250.00       $ 203.13      $ 11,789.37      $96.01     $10.00      $ 5.11      $ 11,726.57
    2            11,726.57               -              -        11,726.57       96.03      10.00        6.84        11,661.76
    3            11,661.76               -              -        11,661.76       96.05      10.00        6.80        11,596.70
    4            11,596.70               -              -        11,596.70       96.08      10.00        6.77        11,531.37
    5            11,531.37               -              -        11,531.37       96.10      10.00        6.73        11,465.79
    6            11,465.79               -              -        11,465.79       96.12      10.00        6.69        11,399.96
    7            11,399.96               -              -        11,399.96       96.15      10.00        6.66        11,333.85
    8            11,333.85               -              -        11,333.85       96.17      10.00        6.62        11,267.49
    9            11,267.49               -              -        11,267.49       96.20      10.00        6.58        11,200.87
   10            11,200.87               -              -        11,200.87       96.22      10.00        6.54        11,133.99
   11            11,133.99               -              -        11,133.99       96.25      10.00        6.51        11,066.83
   12            11,066.83               -              -        11,066.83       96.27      10.00        6.47        10,999.42


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $266,250      $4,845.75       $6,880.82
    2          250,000     $266,250       4,845.75        6,816.01
    3          250,000     $266,250       4,845.75        6,750.95
    4          250,000     $266,250       4,845.75        6,685.62
    5          250,000     $266,250       4,845.75        6,620.04
    6          250,000     $266,250       4,845.75        6,554.21
    7          250,000     $266,250       4,845.75        6,488.10
    8          250,000     $266,250       4,845.75        6,421.74
    9          250,000     $266,250       4,845.75        6,355.12
   10          250,000     $266,250       4,845.75        6,288.24
   11          250,000     $266,250       4,845.75        6,221.08
   12          250,000     $266,250       4,845.75        6,153.67